Property, Machinery and Equipment, Net and Assets For The Right-Of-Use, Net - Consolidated Property, Machinery and Equipment, Net (Detail) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Detailed Information About In Property Plant Equipment Right Of Use Assets [Abstract]
Property, machinery and equipment, net	$ 10,152	$ 11,272	$ 10,156
Assets for the right-of-use, net	1,088	1,194
Property, plant and equipment including right-of-use assets	$ 11,240	$ 12,466